FactSet Overview September 21, 2023 Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Forward-Looking Statements and Non-GAAP Measures This presentation, and other statements that FactSet may make in connection with this presentation, contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections as of the date such statements are made about future events and circumstances. All statements that address expectations, guidance, outlook or projections about the future, including statements about our strategy, future financial results, anticipated growth, expected expenditure, product development, market position and trends, are forward-looking statements. Forward-looking statements may be identified by words like "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "should," "indicates," "continues," "may," and similar expressions. These statements are not guarantees of future performance and involve numerous risks, uncertainties, and assumptions. Many factors, including those discussed more fully in FactSet's filings with the Securities and Exchange Commission, particularly our latest annual report on Form 10-K and quarterly reports on Form 10-Q, could cause results to differ materially from those stated. These documents are available on our website at http://investor.factset.com and on the SEC's website at http://www.sec.gov. FactSet believes our expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, we undertake no obligation to update any forward-looking statements made in this presentation whether because of new information, future events or otherwise. In addition, this presentation, and oral statements that may be made in connection with this presentation, references non-GAAP financial measures, such as ASV, adjusted operating metrics, adjusted diluted EPS, EBITDA, and free cash flow. Forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs, and we are not able to reconcile such non-GAAP measures to reported measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as more fully discussed in FactSet's financial statements and filings with the SEC. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation. 2Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Our purpose is to drive the investment community to see more, think bigger, and do its best work We are transforming the way our users discover, decide, and act on opportunities We are a growth company We drive sustainable growth through continued investment and executional excellence. Our subscription business provides stability Our subscription-based model provides stable revenues and strong client retention. Our large addressable market provides opportunity We are a market leader with unique content that provides a deep competitive moat. Innovation drives us We relentlessly focus on products and solutions to meet the evolving needs of the market. Talent and culture are our foundation We focus on recruiting, retaining, and rewarding a diverse and empowered workforce. 01 02 03 04 05 3Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

# FactSet at a glance[1]

| | |
|---|---|
| GLOBAL FOOTPRINT (COUNTRIES) | 19 |
| OFFICES | 31 |
| EMPLOYEES | 12K+ |
| USERS | 189K+ |
| CLIENTS | ~8K |

| | |
|---|---|
| $2.2B[2] | ASV |
| 7.1%[3] | FY23 ASV ORGANIC GROWTH RATE |
| 36.2%[1] | FY23 ADJUSTED OPERATING MARGIN |
| 43 | CONSECUTIVE YEARS OF REVENUE GROWTH |
| $14.55[3] | DILUTED ADJUSTED EPS |

[1] Figures as of FactSet end of fiscal year, August 31, 2023
[2] LTM Organic ASV + Professional Services based on last twelve months as of August 31, 2023
[3] FY2023 actual as of August 31, 2023

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The market continues to respond favorably to our performance and digital strategy Notes: Market prices for the past 5 years through September 15, 2023 FDS (+82%) S&P 500 (+55%) Market Cap: $16B$8B $12B $12B $12B $13B 5Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only June 2023

FACTSET

*Build the leading* ***Innovation Platform*** *powering financial information that delivers differentiated advantage for our clients' success*



DIGITAL PLATFORM
Drive next-gen workflow solutions with:
Open, AI/ML-enhanced technology
Modern data model
CLIENT OBSESSION
Our Purpose: Drive the investment community to see more, think bigger, and do their best work
EXECUTION EXCELLENCE
Tech augmented workforce of the future aligned to firm types
Connect and gain insight from our own data
GROWTH MINDSET
Expand services offering
Partnerships and community building

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6

FACTSET

# Our digital platform is critical to the success of the investment community

## Digital Platform

- Superior client service
- Open, cloud-based platform
- Deep investment process analytics
- Integrated digital products
- Extensive data hierarchy and taxonomy
- Broad and connected content suite

## Outcomes for the Investment Community

**Outperformance**
Best of breed multi-asset capabilities | Differentiated data for investment decisions

**Competitive Differentiation**
Access to robust analytics | Enhanced digital engagement

**Centralize Content**
Expanded content access | Data decision support | Enabling data science

**Operational Efficiencies**
Cohesive investment process | Frictionless user experience

**Cost Rationalization**
Simplification of platforms | Optimize vendor usage

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7

FACTSET

# Our data refinery expands our clients' knowledge and trust

**Comprehensive and connected inventory of client, proprietary and third-party data that drives broader discoverability**

## 35
Core Proprietary Data Sets

### Data Connectivity

- Listings
- Securities
- Entities
- People
- Transactions
- Relationships
  - Associations (e.g., Revenue, Frequency, History)

## 800+
Third Party Data Vendors

### FactSet Proprietary Data

Expansive coverage, depth, and speed of FactSet's core proprietary data portfolio

- Core Data: Speed
- Core Data: Depth
- Unique Data: Broad coverage

## 5M+
Client Portfolios

### Open: FactSet Marketplace

Utilizes FactSet's powerful data connectivity model to ease the onboarding process of third-party data

- Concordance to FactSet permanent entity identifiers
- Consolidated contractual process
- Sandbox for testing

INSIGHTS & IDEA GENERATION

SCREENED & CONNECTED BY **FACTSET**

MARKET LEADING SYMBOLOGY



DIVERSE DATA

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8

FACTSET

# Next-generation workflow solutions built on our content refinery

BEST IN BREED DATA

SYMBOLOGY

## FRONT OFFICE

### RESEARCH

- Generate ideas and discover opportunities with unique data.
- Monitor the global markets, research public and private companies, and gain industry and market insights.

### PORTFOLIO CONSTRUCTION

- Monitor real-time portfolio performance, risk, characteristics, and composition.
- Perform exploratory data and portfolio construction analysis to optimize expected returns.

### TRADING

- Ensure pre- and post-trade compliance with active and passive breach management.
- Oversee order and execution management and allocations.
- Automate trade execution and optimize algorithm selection.

## MIDDLE OFFICE

### RISK MANAGEMENT

- Measure performance, risk, style, and characteristics for multiple portfolios and asset classes.
- Choose the risk methodologies that match investment processes.

### PERFORMANCE + ATTRIBUTION

- Understand and analyze sources of performance, risk, and exposure historically and over time.
- Calculate and manage workflows to lock down official performance or any other analytics.

### REPORTING

- Combine key analytics and results with proprietary content in client-ready customizable and automated reports.
- Distribute results and commentary via reports, web, API or feeds.

## BACK OFFICE

### DATA MANAGEMENT SOLUTIONS

- Optimized integration of internal and third-party content sets
- Exploitation of data structure and connectivity to uncover actionable insights
- Leverage data connections to create summary views to manage security-level and counter-party risk more effectively
- Significantly reduce the costs associated with regulatory reporting requirements

CONCORDANCE

BEST IN CLASS TECHNOLOGY

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FACTSET

# Our clients are at the center of what we do

**Transforming the way our users discover, decide, and act on opportunities using our digital platform**

## Hyper-Personalized Products

- Push ideas and actions across the portfolio lifecycle
- Support anytime, anywhere decision-making via responsive, adaptable and accessible platforms

## Trusted Partner

- Partner with our clients to provide the best services in the industry
- Provide an elevated level of technology and content expertise
- Expand our capabilities in professional services

## Open Ecosystem & Self-Service

- Remove friction from the client experience with solutions that are open, flexible, and easy to use
- Advance the Digital Transformation of our clients through our API program
- Offer a modern data layer with database capabilities in the cloud, including cloud marketplace integrations

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Historical LTM Organic ASV Growth Strong execution drives higher retention in the Americas and strategic wins within Premier accounts Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only $60 $71 $71 $79 $88 $82 $77 $72 $58 $62 $72 $78 $74 $83 $89 $112 $142 $150 $163 $157 $150 $159 $157 $145 5.1% 5.9% 5.5% 5.9% 6.6% 6.0% 5.6% 5.1% 4.1% 4.3% 5.0% 5.3% 5.0% 5.5% 5.8% 7.2% 8.9% 9.4% 10.1% 9.3% 8.8% 9.1% 8.0% 7.1% 2018/Q1 2018/Q2 2018/Q3 2018/Q4 2019/Q1 2019/Q2 2019/Q3 2019/Q4 2020/Q1 2020/Q2 2020/Q3 2020/Q4 2021/Q1 2021/Q2 2021/Q3 2021/Q4 2022/Q1 2022/Q2 2022/Q3 2022/Q4 2023/Q1 2023/Q2 2023/Q3 2023/Q4 Average 6.6% 11 Note: Chart above includes CGS starting FY23 Q3

$79 $72 $78 $112 $157 FY18 FY19 FY20 FY21 FY22 FY23 $145 189K+ G L O B A L U S E R S 6% change since Q4/2022 7.9K+ G L O B A L C L I E N T S 5% change since Q4/2022 1 LTM Organic ASV + Professional Services Growth Rate is based on the last twelve months as of August 31, 2023 2 CGS now included $M 98.5% 98.1% 98.7% 98.5% 98.7% 98.6% FY18 FY19 FY20 FY21 FY22 FY23 $2.2B O r g a n i c A S V + P r o f e s s i o n a l S e r v i c e s 1 Incremental ASV1,2 growth FY23 actual $145 million ASV retention remains strong We have top-line growth and continued high retention Subscription based-business model 98.5% 98.5% 98.4% 98.6% 98.7% 97.7% FY18 FY19 FY20 FY21 FY22 FY23 7% 12Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

# Executing our strategy through workflow solutions that leverage our content refinery

## ASV Split by Client, Geography, Firm Type, and Business


By Client Type[1,2,3]
18% Sell-Side
82% Buy-Side
By Geography[1,2,3]
10% APAC
26% EMEA
64% Americas
By Firm Type[1,3,4]
13% Wealth
16% Partners
20% Dealmakers
51% Institutional Buy-Side
By Business[1,3]
25% Content & Technology Solutions
33% Analytics & Trading
42% Research & Advisory
CTS
Off-platform products delivering data directly and leveraging FactSet's core content and technology
A&T
Solutions for investment portfolio lifecycle connecting all essential front and middle office functions
R&A
Optimized workflows delivering integrated content for vital aspects of the research and advisory process

[1] Percentage of Organic ASV + Professional Services as of August 31, 2023
[2] Professional Services of $22.7M not allocated by client type and geography
[3] Including CGS beginning Q3 FY23
[4] Reflects re-organization of Businesses into Firm Types, effective September 1, 2023
*Note: Amounts may not add due to rounding*

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Our strategy building the leading open content and analytics platform has driven growth Americas $1,377M 1,2 EMEA $559M 1,2 AsiaPac $217M 1,2 • Deep sector and private market investments drive banking growth • Asset Managers growing due to our Portfolio Lifecycle strategy • Large Wealth deals contributing • Significantly higher retention due to our product investments • Higher demand for feeds and APIs • Buy Side and analytics growth accelerating • Buy Side driving growth • Balanced demand across both global and regional clients • Increasing growth with existing business 3.9% 4.6% 5.6% 8.4% 7.7% FY19 FY20 FY21 FY22 FY23 10.7% 7.5% 12.3% 12.0% 8.1% FY19 FY20 FY21 FY22 FY23 4.7% 5.2% 7.4% 9.3% 7.0% FY19 FY20 FY21 FY22 FY23 1 FY19 to FY23 Q4 Organic ASV LTM Growth Rates by Region 2 Includes CGS as of Q3 FY23 14Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

# Recent deals complement our product offerings

| | CABOT INVESTMENT TECHNOLOGY | BTU ANALYTICS | cobalt | CUSIP GLOBAL SERVICES | idaciti |
|---|---|---|---|---|---|
| Headquarters | Boston, MA | Lakewood, CO | Boston, MA | New York, NY | New York, NY |
| Founded | 2004 | 2014 | 2011 | 1968 | 2014 |
| Sponsoring SBU | Analytics & Trading | Research & Advisory | Research & Advisory | CTS | CTS |
| Strategic Alignment | Portfolio Lifecycle | Deep Sector | Private Markets | Data Management Solutions | Data Management Solutions |
| Deal Rationale | Address product gap in behavioral analytics to differentiate our PLC offering | Accelerate the Power/Energy sub-strategy of our Deep Sector roadmap | Building block to accelerate entry into private market workflows and path to differentiated data | Enhances symbology, concordance, and reference data management | An innovator in data structuring and collection technology |
| Transaction Timing | Closed in Q4 FY21 (June 1, 2021) | Closed in Q4 FY21 (July 1, 2021) | Closed in Q1 FY22 (October 12, 2021) | Closed in Q3 FY22 (March 1, 2022) | Closed in Q4 FY23 (July 11, 2022) |

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16

Our people and culture power our growth agenda • Our client focus drives the creation of industry-leading products and services • Our culture of innovation and collaboration makes FactSet an attractive firm for top talent, including technologists • Our focused investment in learning and development allows us to “upskill” the workforce of the future • The evolution of “the way we work” offers flexibility to support work/life balance and to increase productivity We empower our diverse and engaged team to meet our business needs and the needs of our clients 17Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

2022 Sustainability Report – Key Highlights Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only. Scan QR code to read FactSet’s 2022 Sustainability Report

FACTSET

# Our Awards

## BEST DATA ANALYTICS PROVIDER

Inside Market Data & Inside Reference Data
Award Buy-Side Technology Award
Fund Technology & WSL Awards



## BEST OVERALL TECHNOLOGY PROVIDER

Buy-Side Technology Award
Inside Market Data and Inside Reference Data Awards
Financial Technologies Forum Awards

## BEST RISK MANAGEMENT TECHNOLOGY PROVIDER

MENA Fund Services Award
Ranked 19 in Chartis RiskTech100
Private Equity Wire



## BEST BUY-SIDE PERFORMANCE MEASUREMENT AND ATTRIBUTION

Buy-Side Technology Awards | Waters Ranking Awards
Wealth & Finance International Alternative Investment Awards

## BEST REPORTING SYSTEM PROVIDER

Waters Ranking Awards
Wealth Briefing European Award

## MARKETPLACE PARTNER OF THE YEAR

Snowflake

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Financial Review | Fiscal 2023

FACTSET

# Key Highlights

01 **Robust financial model** with 98.9% subscription-based revenues supported by pricing discipline, demonstrated EBITDA flow-through and strong free cash flow conversion

02 **Strategic investments** drive best-in-class solutions and scale up the content refinery, accelerating top-line growth

03 **Disciplined capital allocation** drives value creation while investment grade balance sheet ensures flexibility

04 **Sustainable earnings growth** driven by ASV growth, strategic investments and enterprise-wide productivity initiatives


$2.2B
FY23 ASV*
7.1%
FY23 LTM Growth*
36.2%
FY23 Adjusted Operating Margin

*FY23 Ending ASV and ASV LTM growth. Including CGS beginning in Q3 FY23

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352 368 428 494 487 585 83.1% 73.7% 83.8% 91.7% 77.5% 75.2% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% - 100 200 300 400 500 600 FY18 FY19 FY20 FY21 FY22 FY23 Free Cash Flow % FCF Conversion 426 503 514 540 628 778 31.5% 35.0% 34.4% 33.9% 34.1% 37.3% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% FY18 FY19 FY20 FY21 FY22 FY23 - 100 200 300 400 500 600 700 800 900 EBITDA % Margin Attractive financial model with demonstrated strong free cash flow conversion Revenues Adjusted EBITDA and EBITDA Margin1 Capital Expenditures as % of Revenues Free Cash Flow2 Note: Figures as of FactSet FY23 end August 31, 2023 1 See appendix for a reconciliation of EBITDA to GAAP net income. EBITDA margin is defined as EBITDA as a percentage of Revenues. 2 See appendix for a reconciliation of Free Cash Flow to Cash Flows from Operations. FCF conversion is defined as Free Cash Flow as a percentage of EBITDA. 1,350 1,435 1,494 1,591 1,844 2,086 FY18 FY19 FY20 FY21 FY22 FY23 $M $M $M 2.5% 4.1% 5.2% 3.9% 2.8% 2.9% FY18 FY19 FY20 FY21 FY22 FY23 +9.1% +12.8% +10.7% +18.9% YoY % +23.8%+13.1 YoY % 22Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

33% 28% 30% 30% 32% 30% FY18 FY19 FY20 FY21 FY22 FY23 89 100 110 118 126 139 FY18 FY19 FY20 FY21 FY22 FY23 $304 $220 $201 $265 $19 $177 FY18 FY19 FY20 FY21 FY22 FY23 Returning capital to shareholders $0.6B over the last six years $1.1B over the last six years $M $M 352 368 428 494 487 585 FY18 FY19 FY20 FY21 FY22 FY23 Avg 30.4% $M +10.7% 25% 27% 26% 24% 26% 24% FY18 FY19 FY20 FY21 FY22 FY23 Avg 25.3% Net Income Payout Ratio 2 Free Cash Flow 1 Cash Flow Payout Ratio 3 +9.2% Amounts may not add due to rounding 1 Please see Appendix for free cash flow details. 2 Net income payout ratio reflects dividends as a percentage of net income. 3 Cash flow payout ratio reflects dividends as a percentage of free cash flow. Dividends Share Repurchases 23Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Digital Platform Private Markets Other Deep Sector 24Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Investments (R&D / CapEx) Share Repurchas Dividends Acquisitions Capital Allocation Framework Medium Term Goals Target annual organic investment net ~100 to 150 bps of revenues CapEx goal 2.5% – 3% revenues Target quarterly dividend ~ 25% - 30% of net income Current focus on cash flow neutral tuck-in acquisitions and partnerships Normalized share repurchase program with expanded share repurchase authorization amount Maintain disciplined capital allocation framework to sustain value creation

25Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Optimizing capital structure to ensure flexibility Debt incurred for CGS on March 1, 2022, included $1.0B of new senior notes, $1.0B of new term loan, $250M drawn new revolver, net of repayment of $575M previous revolver 1 Based on $575M of drawn revolver as of February 28, 2022, and $561M of FY22 Q2 LTM Adjusted EBITDA (excludes CGS); see appendix for Adjusted EBITDA reconciliation 2 Based on August 31, 2023, net of repayment of $625m of the term facility, Q4 Debt of $1,613m / $778m FY23 Q4 LTM Adj. EBITDA = 2.1x *Leverage Ratio is calculated using Net Carrying Value of Debt and Adjusted LTM EBITDA Gross Leverage (Debt / LTM EBITDA) • Investment grade ratings from Moody’s (Baa3) and Fitch (BBB) • Credit agreement with $500 million revolver ($250 million drawn) and additional $750 million accordion feature • $1 billion unsecured senior notes issued (5 year $500 million 2.9% coupon; 10 year $500 million 3.45% coupon) • $1 billion pre-payable three-year term loan - $375 million outstanding as of August 31, 2023 • Annual interest expense ~$60 million, ramping down to ~$46 million as term loan is repaid • Floating rate exposure hedged with a fixed rate swap for the next 12 months Capital Structure Optimization $575 $2,250 $2,105 $1,982 $1,859 $1,736 $1,674 $1,613 Feb 28, 2022 (FY22-Q2) Mar 1, 2022 May 31, 2022 (FY22-Q3) Aug 31, 2022 (FY22-Q4) Nov 30, 2022 (FY23-Q1) Feb 28, 2023 (FY23-Q2) May 31, 2023 (FY23-Q3) Aug 31, 2023 (FY23-Q4) 1.0x 3.9x 3.5x 3.2x 2.7x 2.4x 2.2x Total Debt ($MM) 21 2.1x

$79 $72 $78 $112 $157 FY18 FY19 FY20 FY21 FY22 FY23 $145 $1.4 $1.4 $1.5 $1.6 $1.8 $2.1 FY18 FY19 FY20 FY21 FY22 FY23 $8.53 $10.00 $10.87 $11.20 $13.43 $14.55 FY18 FY19 FY20 FY21 FY22 FY23 In fiscal year 2023 we delivered on ASV Growth, Revenue & Adjusted Operating Margin …building on momentum of the last several years $2.086B Revenue2 Adj Operating margin1,2,4 Adj Diluted EPS1,2 36.2%$145M ASV growth3 $14.55 31.3% 33.2% 33.6% 32.5% 33.9% 36.2% FY18 FY19 FY20 FY21 FY22 FY23 $B$M $ +9.3%4 +13%2,4,5 +12.2%4 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. 2 Includes CUSIP Global Services (CGS) 3 Incremental ASV Growth 4 FY18-FY23 actual 5 Total Organic ASV Growth +8.5%4 Avg 33.5% 26Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FACTSET

# Committed to balancing sustainable margin expansion with investing in innovation to drive top-line growth.

- Actively managed key expense drivers: people, real estate, technology, and third-party data in FY23
- Real estate rightsizing was completed in FY23, resulting in a 7% decrease in facility expenses year over year
- Technology, People and Third-party data costs will shape the margin in FY24

## People

7% - 8% growth[1]
(lower than ASV[2] growth)

- Increase workforce productivity with improved technology and "upskilling"
- 67% in COE locations[3]
- Prioritize resources for new investments and growth opportunities

## Real Estate

~150 bps reduction
(as % Revenues)

- Reduced real estate footprint due to hybrid operating model
- Significant reduction of real estate completed in Q4 FY23
- Rationalization for Q4 FY 23 was approximately $20 million

## Technology

Support growth and investments
(8.5% - 9.5% of Revenues)

- Investing in generative AI technology to drive next-generation workflow solutions
- Continue to invest in Cloud to optimize performance
- Increase expense growth to support investment strategy

## Third-Party Data Costs

5% - 6% growth[1]
(lower than ASV[2] growth)

- Rationalize data sources
- Support strategic initiatives while managing base cost growth to inflation increases

[1] Average target growth rate through FY25
[2] Organic ASV + Professional Services
[3] As of August 31, 2023

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27

APPENDIX

At the midpoint, guidance for fiscal 2024 reflects ASV growth of 7% and adjusted operating margin of 36.5%, an expansion of 30bps over fiscal 2023 1 Organic ASV + Professional Services growth as compared to fiscal 2023 The Fiscal 2024 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 29 FISCAL 2024 OUTLOOK As of September 21, 2023 Organic ASV + Professional Services Growth1 $130 - $175 million Revenues $2,210 - $2,230 million Operating Margin 33.1% - 33.5% Adjusted Operating Margin 36.3% - 36.7% Effective Tax Rate 17% - 18% Diluted EPS $14.20 - $14.70 Adjusted Diluted EPS $15.65 - $16.15

FactSet EBITDA and Adjusted EBITDA reconciliation FY2018 1 FY2019 1 FY2020 1 FY2021 1 FY2022 1 FY2023 1 Net Income $267.1 $352.8 $372.9 $399.6 $396.9 $468.1 Interest Expense 2 16.3 20.1 13.1 8.2 35.7 66.3 Income Taxes 84.8 69.2 54.2 68.0 46.7 116.8 Depreciation and Amortization Expense 57.3 60.5 57.6 64.5 86.7 105.4 EBITDA $425.5 $502.6 $497.8 $540.3 $566.0 $756.7 Non-Recurring Non- Cash Expenses 3 __ __ 16.5 __ 62.2 21.0 Adjusted EBITDA $425.5 $502.6 $514.3 $540.3 $628.2 $777.6 ($ in millions) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Gross interest expense 3 FY2020 Impairment charge to reflect the estimated fair value of an investment in a company, 2022 and 2023 impairment charge related to the exit of certain leased office space 30Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

($ in thousands) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Includes property, equipment, leasehold improvements and capitalized internal-use software ($ millions) FY2018 1 FY2019 1 FY2020 1 FY2021 1 FY20221 FY20231 Net cash provided by operating activities $385.7 $427.1 $505.8 $555.2 $538.3 $645.6 Capital Expenditures 2 (33.5) (59.4) (77.6) (61.3) (51.2) (60.8) Free Cash Flow $352.1 $367.8 $428.2 $493.9 $487.1 $584.8 FactSet free cash flow reconciliation 31Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Non-GAAP Reconciliations Business Outlook Operating Margin, Net Income Fiscal 2024 (Forward Looking) Low End of Range High End of Range Revenues $2,210 $2,230 Operating Income $732 $747 Operating Margin 33.1% 33.5% Intangible Asset Amortization 70 71 Adjusted Operating Income $ 802 $ 818 Adjusted Operating Margin 36.3% 36.7% Net Income $550 $569 Intangible Asset Amortization 60 59 Discrete tax items (4) (3) Adjusted Net Income $606 $625 (in millions, except per share data) 32Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only The Fiscal 2024 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation

($ in thousands) (In Millions Except Per Share Data) Low-end of range High-end of range Diluted earnings per common share $14.20 $14.70 Intangible asset amortization 1.54 1.53 Discrete tax items (0.09) (0.08) Adjusted diluted earnings per common share $15.65 $16.15 The Fiscal 2024 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Non-GAAP Reconciliations Business Outlook Adjusted Diluted EPS 33Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Note: Amounts may not add due to rounding